Deferred income taxes - Significant components of deferred tax balances (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Deferred income taxes
Total gross deferred tax assets	¥ 3,479,063	¥ 1,002,397	¥ 609,230	¥ 685,797
Total gross deferred tax liabilities	(881,298)	(531,529)	(495,264)
Offsetting amounts	(622,460)	(388,337)	(329,766)
Net deferred tax assets	2,856,603	614,060	279,464
Net deferred tax liabilities	¥ (258,838)	¥ (143,192)	¥ (165,498)